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                             AIM FLOATING RATE FUND

                       Supplement dated December 24, 2003
              to the Prospectus dated May 1, 2003, as supplemented
      July 8, 2003, August 14, 2003, December 5, 2003 and December 16, 2003

Effective December 24, 2003 the following replaces in its entirety the information appearing in the fifth paragraph under the heading "MANAGEMENT - INVESTMENT MANAGEMENT" on page 20 of the Prospectus:

         "The portfolio manager primarily responsible for the day-to-day management of the Fund is:

         NAME                        BUSINESS EXPERIENCE

         Anthony R. Clemente         Portfolio Manager since February, 1998.
                                     Mr. Clemente is head of the Bank Loan
                                     Group and a senior portfolio manager
                                     responsible for bank loan portfolios at
                                     the Sub-Advisor.  Prior to 1998, Mr.
                                     Clemente was a Vice President in the Fixed
                                     Income Department of Merrill Lynch Asset
                                     Management L.P. and assisted in the
                                     portfolio management of Merrill Lynch
                                     Senior Floating Rate Fund, Inc. and
                                     Merrill Lynch Prime Rate Portfolio.


         More information on the Fund's management may be found on our website (http://www.aiminvestments.com)."